UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 28, 2019
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6634 Hwy 53
Braselton, GA 30517
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)+6
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported, Zvi Glasman resigned as Chief Financial Officer of Fox Factory Holdings, Inc. (the “Company”) effective November 1, 2019. On October 28, 2019, the Board of Directors of the Company appointed John Blocher as the Company’s Interim Chief Financial Officer to serve while the Company completes its search process for a permanent Chief Financial Officer. Mr. Blocher’s appointment as Interim Chief Financial Officer will be effective on November 2, 2019, immediately following Mr. Glasman’s resignation. As of November 2, 2019, Mr. Blocher will assume the duties of the Company’s principal financial officer and principal accounting officer until such time as his successor is appointed, or until his earlier resignation or removal.
Mr. Blocher, age 55, joined the Company in 2012 as the Corporate Controller. He has also held the position of Vice President of Finance and Accounting, and most recently served as Senior Vice President, Finance of the Company. Prior to joining the Company, Mr. Blocher held a variety of executive financial positions at both private and public companies and has more than 20 years of corporate financial management experience. Mr. Blocher holds a Bachelor of Science in Business Administration and Finance from California State University-Long Beach.
At the time of this Current Report on Form 8-K, the Company has not entered into any compensation arrangements with Mr. Blocher in connection with his appointment as Interim Chief Financial Officer described above. Such arrangements will be filed as an amendment to this Current Report on Form 8-K, once entered into, if at all. Previous arrangements between Mr. Blocher and the Company regarding employment shall continue in force until such time as a new arrangement may be entered into.
There are no family relationships between Mr. Blocher and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Blocher that are reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	November 1, 2019	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer